UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2018

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

As previously reported, on October 1, 2018, Willdan Group, Inc. (the “Company”), through two of its wholly-owned subsidiaries, Willdan Energy Solutions, a California corporation (“WES”), and Luna Fruit, Inc., a Delaware corporation and wholly-owned subsidiary of WES (“Merger Sub”), entered into an agreement to acquire (the “Acquisition”) all of the outstanding shares of capital stock of Lime Energy Co. (“Lime Energy”), pursuant to an agreement and plan of merger dated October 1, 2018 (the “Merger Agreement”), by and among WES, Merger Sub, Lime Energy, and Luna Stockholder Representative, LLC, as representative of the participating securityholders of Lime Energy.

On November 9, 2018, the Company completed the Acquisition and, pursuant to the Merger Agreement, Merger Sub was merged with and into Lime Energy, with Lime Energy surviving as a wholly-owned indirect subsidiary of the Company.  The aggregate purchase price paid in the Acquisition was $120.0 million, exclusive of closing holdbacks and adjustments. A portion of the purchase price was deposited into escrow accounts to secure certain potential post-closing obligations of the participating securityholders. The Company paid the purchase price for the Acquisition using a combination of cash on hand (including $50.0 million of the $56.4 million in net proceeds received from the Company’s recently completed equity offering) and certain proceeds from the Company’s borrowings under its Delayed Draw Term Loan Facility, as described below.

Lime Energy designs and implements energy efficiency programs for its utility clients targeted to commercial customers of those utilities. Lime Energy’s programs help these customers use less energy through the upgrade of existing equipment with new, more energy efficient equipment. This service allows the utilities to delay or eliminate investments in transmission and distribution upgrades and new power plants while cost-effectively complying with increasing environmental regulations. The same programs provide benefits to the utilities’ customers in the form of lower energy bills, improved equipment reliability, reduced maintenance costs and a better overall operating environment.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 the Current Report on Form 8-K filed by the Company on October 3, 2018 and is incorporated herein by reference. Certain schedules and exhibits to the Merger Agreement were omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibits to the Securities and Exchange Commission upon request.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on October 1, 2018, the Company entered into a credit agreement (the “Credit Agreement”) with a syndicate of financial institutions as lenders and BMO Harris Bank, N.A. (“BMO”), as administrative agent. The Credit Agreement initially provided for up to a $90.0 million delayed draw term loan facility (the “Delayed Draw Term Loan Facility”) and a $30.0 million revolving credit facility (collectively, the “New Credit Facilities”), each maturing on October 1, 2023. On October 10, 2018, as a result of the Company’s completed equity offering, the amount available for borrowing under the Delayed Draw Term Loan Facility was reduced to $70.0 million. In addition, the Company was required to pay a commitment fee at a rate of 0.40% per annum on the Delayed Draw Term Loan Facility from October 1, 2018 until the Delayed Draw Term Loan Facility was drawn, which occurred on November 9, 2018, the closing date of the Acquisition.

On November 9, 2018, in connection with the closing of the Acquisition, the Company borrowed $70.0 million under the Delayed Draw Term Loan Facility. The proceeds of such borrowings were used to pay part of the consideration owed in connection with the Acquisition along with related fees and expenses. On November 9, 2018, Lime Energy and its subsidiaries (other than inactive subsidiaries) became guarantors under the Credit Agreement and granted a security interest to BMO on substantially all of their assets, subject to certain exceptions, to secure their obligations under the Credit Agreement and certain related obligations.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on October 3, 2018, and is incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On November 9, 2018, the Company issued a press release announcing the consummation of the Acquisition. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference in its entirety. The information in this Item 7.01 and the attached Exhibit 99.1 to this Current Report on Form 8-K is being furnished (not filed) pursuant to Item 7.01 of Form 8-K.

Note Regarding Forward-Looking Statements

Statements and other information included in this Current Report on Form 8-K that are not historical facts, including statements about the Company’s plans, strategies, beliefs and expectations, as well as certain estimates and assumptions used by the Company’s management, may constitute forward-looking statements. Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on estimates and assumptions that are subject to change or revision, including the estimates and assumptions used by the Company in preparing the pro forma financial information included in this Current Report on Form 8-K, that could cause actual results to differ materially from those expected or implied by the forward-looking statements or the estimates or assumptions used. Such forward-looking statements include, without limitation, the Company’s ability to efficiently integrate the operations and business of Lime Energy and to obtain the anticipated benefits therefrom, the Company’s ability to make principal and interest payments as they come due on borrowings under the New Credit Facilities, including its ability to comply with financial maintenance covenants, and the Company’s current expectations with respect to preliminary estimated adjustments to record the assets and liabilities of the Company at their respective estimates of fair values under acquisition accounting, and are based on current available information.

Actual results may differ materially from the forward-looking statements for a number of reasons, including the Company’s ability to efficiently integrate the operations and business of Lime Energy and to obtain the anticipated benefits therefrom, the Company’s ability to make principal and interest payments as they come due on borrowings under the New Credit Facilities, including its ability to comply with financial maintenance covenants, additional information regarding the fair values of assets and liabilities becoming available, the performance of additional fair value analyses, and risk factors identified in the Company’s filings with the SEC, including without limitation in the Company’s Annual Report on Form 10-K for this fiscal year ended December 29, 2017 and the Company Quarterly Report on Form 10-Q for the quarter ended September 28, 2018. Factors other than those listed above also could cause the Company’s results to differ materially from expected results.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days from the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K, the pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days from the required filing date for this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Document

2.1*

Merger Agreement, dated as of October 1, 2018, by and among Willdan Energy Solutions, Luna Fruit, Inc., Lime Energy Co. and Luna Stockholder Representative, LLC, as representative of the participating securityholders of Lime Energy Co. (incorporated by reference to Exhibit 2.1 to Willdan Group, Inc.’s Current Report on Form 8-K filed on October 3, 2018).

10.1

Credit Agreement, dated as of October 1, 2018, by and among Willdan Group, Inc., as Borrower, the Guarantors (as defined therein), the Lenders (as defined therein) from time to time party thereto, BMO Harris Bank N.A., as Arranger and Administrative Agent and MUFG Union Bank, N.A., as Arranger (incorporated by reference to Exhibit 10.1 to Willdan Group, Inc.’s Current Report on Form 8-K filed on October 3, 2018).

99.1	Press Release of Willdan Group, Inc., dated November 9, 2018, regarding the consummation of the acquisition of Lime Energy.

* All schedules to the Merger Agreement were omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: November 9, 2018	By:	/s/ Stacy B. McLaughlin
Stacy B. McLaughlin
Chief Financial Officer